UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2025

Klotho Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

13576 Walnut Street, Suite A
Omaha, NE 68144

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KLTO	The Nasdaq Stock Market LLC
Warrants	KLTOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into or Amendment of a Material Definitive Agreement.

On March 26, 2025, Klotho Neurosciences, Inc. (the “Company”) entered into a Share Exchange Agreement (the “SEA”) with SkyBell Technologies, Inc., a Nevada corporation (“Seller”), and SB Security Holdings, LLC, a Delaware limited liability company (“SBSH”) and wholly-owned subsidiary of Seller, which is an internet connected video doorbell service company.  Pursuant to the SEA, the Company agreed to purchase all of the issued and outstanding membership interests in SBSH (the “Acquisition”) in exchange for a number of newly issued shares of the Company’s common stock equal to ninety percent (90%) of the total number of issued and outstanding shares of the Company’s common stock, on a fully-diluted basis, as of the closing of the Acquisition. The closing of the Acquisition is subject to customary closing conditions, including, but not limited to, mutual agreement as to the legal transaction structure, approval by the Company’s stockholders, Nasdaq approval, required third party approvals, including the approval of secured creditors, satisfactory due diligence reviews by both parties, the effectiveness of a Form S-4 Registration Statement with regard to the Acquisition and the closing occurring on or before August 13, 2025.

The foregoing description of the SEA does not purport to be complete and is qualified in its entirety by reference to the SEA, a copy of each of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits	Description

2.1*	Share Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2025	KLOTHO NEUROSCIENCES, INC.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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